Partners' Capital	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
Partners' Capital
Partners’ Capital and Convertible Preferred Units
Our capital accounts are comprised of approximately 2% general partner interest and 98% limited partner interests. Our limited partners have limited rights of ownership as provided for under our partnership agreement and the right to participate in our distributions. Our general partner manages our operations and participates in our distributions, including certain incentive distributions pursuant to the incentive distribution rights that are non-voting limited partner interests held by our general partner.
Series A Convertible Preferred Units
On April 15, 2013, the Partnership, our general partner and AIM Midstream Holdings, LLC entered in the ArcLight Transactions with High Point, pursuant to which High Point (i) acquired 90% of our general partner and all of our subordinated units from AIM Midstream Holdings and (ii) contributed certain midstream assets and $15.0 million in cash to us in exchange for 5,142,857 Series A Units issued by the Partnership.  Of the $15.0 million cash consideration paid by High Point, approximately $2.5 million was used to pay certain transaction expenses of High Point, and the remaining approximately $12.5 million was used to repay borrowings outstanding under the Partnership's credit facility in connection with the Fourth Amendment. As a result of these transactions, which were also consummated on April 15, 2013, High Point acquired both control of our general partner and a majority of our outstanding limited partnership interests. On April 15, 2013, our general partner entered into the Third Amended & Restated Agreement of Limited Partnership (the “Amended Partnership Agreement”) of the Partnership providing for the creation and designation of the rights, preferences, terms and conditions of the Series A Units.
The Series A Units receive dividends prior to distributions to Partnership common unitholders. Through October 1, 2014, the dividends distributed to the Series A Unitholders are equal to $0.25 per unit and additional Series A Units in an amount equal to the cash portion of the distribution. Subsequent to that date, the distribution will be the greater of the distribution to be made to common unitholders or approximately $0.50 per unit. The Series A Units may be converted into common units on a one-to-one basis, subject to customary anti-dilutive adjustments, at the option of the unitholders on or any time after January 14, 2014.
Upon any liquidation and winding up of the Partnership or the sale of substantially all of the assets of the Partnership, the holders of Series A Preferred Units generally will be entitled to receive, in preference to the holders of any of the Partnership's other securities, an amount equal to the sum of the $17.50 multiplied by the number of Series A Units owned by such holders, plus all accrued but unpaid distributions on such Series A Preferred Units.
Prior to the consummation of any recapitalization, reorganization, consolidation, merger, spin-off or other business combination in which the holders of common units are to receive securities, cash or other assets (a “Partnership Event”), we are obligated to make an irrevocable written offer, subject to consummation of the Partnership Event, to each holder of Series A Preferred Units to redeem all (but not less than all) of such holder's Series A Preferred Units for a price per Series A Preferred Unit payable in cash equal to the greater of:

•	the sum of $17.50 and all accrued and accumulated but unpaid distributions for each Series A Preferred Unit; and

•	an amount equal to the product of:
(i) the number of common units into which each Series A Preferred Unit is convertible; and
(ii) the sum of:
(A) the cash consideration per common unit to be paid to the holders of common units pursuant to the Partnership Event, plus
(B) the fair market value per common unit of the securities or other assets to be distributed to the holders of the common units pursuant to the Partnership Event.
Upon receipt of such a redemption offer from us, each holder of Series A Preferred Units may elect to receive such cash amount or a preferred security issued by the person surviving or resulting from such Partnership Event and containing provisions substantially equivalent to the provisions set forth in the Amended Partnership Agreement with respect to the Series A Preferred Units without material abridgement.
The Series A Preferred Units have voting rights that are identical to the voting rights of the common units and will vote with the common units as a single class, with each Series A Preferred Unit entitled to one vote for each common unit into which such Series A Preferred Unit is convertible.
The fair value of the Series A Units on April 15, 2013 was $17.50 per unit, or $90.0 million and was issued by the Partnership in exchange for cash of approximately $12.5 million and net assets of $61.9 million contributed to the Partnership by our general partner.  The contribution of net assets of the High Point system was accounted for as a transaction between entities under common control whereby the High Point system was recorded at historical book value.  As such, the value of the Series A Units in excess of the net asset contributed by our general partner amounted to $15.6 million and was allocated pro-rata to the general partner and existing limited partners interest based on their ownership interests. The fair value measurement was based on significant inputs not observable in the market and thus represent a Level 3 measurement as defined by ASC 820. Primarily using the income approach, the fair value estimate was based on i) present value of estimated future contracted distributions, ii) an assumed discount rate of 18.0%, and iii) an assumed distribution growth rate of 1.0% in 2014 and thereafter.
The numbers of units outstanding as of June 30, 2013 and December 31, 2012, respectively, were as follows (in thousands):

	June 30, 2013	December 31, 2012
Limited partner common units	4,683	4,639
Limited partner subordinated units	4,526	4,526
Preferred units	5,143	—
General partner units	185	185

Net Income (Loss) attributable to Limited Common and General Partner Units
Net income (loss) attributable to the general partner and the limited partners (common and subordinated unit holders) is allocated in accordance with their respective ownership percentages, after giving effect to incentive distributions paid to the general partner. Basic net income per limited partner unit is computed based on the weighted average number of units outstanding during the period. Diluted net income per limited partner unit is computed based on the weighted average number of units plus the effect of dilutive potential units outstanding during the period. Unvested share-based payment awards that contain non-forfeitable rights to distributions (whether paid or unpaid) are classified as participating securities and are included in our computation of diluted net income per limited partner unit. There was no dilutive effect of unit based awards for the three and six months ended June 30, 2013. The dilutive effect of unit based awards was 172,552 equivalent units during the three and six months ended June 30, 2012.
We compute earnings per unit using the two-class method. The two-class method requires that securities that meet the definition of a participating security be considered for inclusion in the computation of basic earnings per unit. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of our Partnership agreement, regardless of whether the general partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.
The two-class method does not impact our overall net income or other financial results; however, in periods in which aggregate net income exceeds our aggregate distributions for such period, it will have the impact of reducing net income per limited partner unit. This result occurs as a larger portion of our aggregate earnings, as if distributed, is allocated to the incentive distribution rights of the general partner, even though we make distributions on the basis of available cash and not earnings.
The following table is the calculation of net income (loss) per limited partner unit for the three and six months ended June 30, 2013 and 2012, respectively (in thousands, with the exception of per unit amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net (loss) income from continuing operations	$(19,996)	$2,251	$(23,467)	$3,917
Net income attributable to noncontrolling interests	188	—	343	—
Net loss from continuing operations attributable to the Partnership	(20,184)	2,251	(23,810)	3,917
Less:
Declared cash distribution on Series A Preferred Units	1,074	—	1,074	—
Declared PIK distribution on Series A Preferred Units	1,074	—	1,074	—
Fair value of Series A Preferred Units in excess of value of contributed High Point System	15,612	—	15,612	—
General partners' distribution	80	81	160	161
General partners' share in undistributed loss	(820)	(35)	(970)	(82)
Blackwater loss from continuing operations	(416)	—	(416)	—
Net (loss) income from continuing operations available to limited partners	$(36,788)	$2,205	$(40,344)	$3,838

Net (loss) income attributable to the Partnership	$(22,114)	$2,327	$(25,667)	$4,018
Less:
Declared cash distribution on Series A Preferred Units	1,074	—	1,074	—
Declared PIK distribution on Series A Preferred Units	1,074	—	1,074	—
Fair value of Series A Preferred Units in excess of value of contributed High Point System	15,612	—	15,612	—
General partners' distribution	80	81	160	161
General partners' share in undistributed loss	(861)	(34)	(1,013)	(80)
Blackwater net loss	(477)	—	(477)	—
Net (loss) income available to limited partners	$(38,616)	$2,280	$(42,097)	$3,937

Weighted average number of units used in computation of limited partners’ net (loss) income per unit (basic)	9,198	9,107	9,183	9,100

Limited partners’ net (loss) income from continuing operations per unit (basic)	$(4.00)	$0.24	$(4.39)	$0.42
Limited partners’ net (loss) income per unit (basic)	$(4.20)	$0.25	$(4.58)	$0.43

Weighted average number of units used in computation of limited partners’ net (loss) income per unit (diluted)	9,198	9,276	9,183	9,263

Limited partners’ net (loss) income from continuing operations per unit (diluted)	$(4.00)	$0.24	$(4.39)	$0.41
Limited partners’ net (loss) income per unit (diluted)	$(4.20)	$0.25	$(4.58)	$0.43

Distributions
We made distributions of $7.8 million and $8.0 million in the six months ended June 30, 2013 and 2012, respectively. We made no distributions in respect of our general partner’s incentive distribution rights during 2013 or 2012. We depend on our credit facility for future capital needs and may use it to fund a portion of cash distributions to unitholders, as necessary, depending on the level of our operating cashflow.
As a result of the issuance of the Series A Units, we have accrued $1.1 million equal to the cash portion of the distribution and $1.1 million equal to the additional Series A Units in an amount equal to the cash portion of the distribution payable in the third quarter of 2013.